Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables.
Trade and other receivables

19 Trade and other receivables

Accounting policy Trade receivables are stated net of a loss allowance for expected credit losses.

	2023 GBPm	2024 GBPm
Trade receivables	2,144	2,306
Loss allowance	(119)	(122)
	2,025	2,184
Prepayments and accrued income	288	283
Current tax receivable	6	42
Net finance lease receivable	4	2
Total	2,323	2,511

Trade receivables are predominantly non-interest bearing and their carrying amounts approximate to their fair value.

The movements in the loss allowance during the year were as follows:

	2023 GBPm	2024 GBPm
At start of year	118	119
Charge for the year	8	17
Trade receivables written off	(3)	(13)
Exchange translation differences	(4)	(1)
At end of year	119	122